                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 29, 2003

                     Merrill Lynch Mortgage Investors, Inc.
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                 (Exact name of registrant specified in Charter)

    Delaware                      333-106175                     13-3416059
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(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
 incorporation)

            250 Vesey Street
   4 World Financial Center 10th Floor
           New York, New York                                       10080
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(Address of principal executive offices)                           Zip Code


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)

ITEM 5. Other Events.

         The Registrant registered the issuance of one or more series of asset-backed certificates and/or asset-backed notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-106175 (the "Registration Statement"). Pursuant to the Registration Statement, on December 29, 2003 the Registrant issued approximately $265,239,100 in aggregate principal amount of its Terwin Mortgage Trust, Asset-Backed Certificates, Series TMTS 2003-8HE.

         This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the prospectus, dated July 3, 2003, as supplemented by the prospectus supplement, dated December 24, 2003 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates (as defined below), a form of which was filed as an exhibit to the Registration Statement.

         The "Certificates" consist of the following classes: Class A, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class S, Class C and Class R. The Certificates were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of December 1, 2003, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Ocwen Federal Bank FSB, as Servicer, GreenPoint Mortgage Funding Inc., as Servicer and Wells Fargo Bank Minnesota, National Association, as Trustee. The Certificates evidence all of the beneficial ownership interests in a trust fund that consists primarily of a pool of certain fixed and adjustable rate, conventional, first and second lien residential mortgage loans with an aggregate outstanding principal balance of approximately $268,868,534.01 as of December 1, 2003. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 7. Financial Statements; Pro Forma Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  4.1 Pooling and Servicing Agreement, dated as of December 1, 2003, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Ocwen Federal Bank FSB, as Servicer, GreenPoint Mortgage Funding Inc., as Servicer and Wells Fargo Bank Minnesota, National Association, as Trustee.

                  99.1 Mortgage Loan Sale and Assignment Agreement, dated as of December 1, 2003, between Terwin Advisors LLC, as Seller and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                        By: /s/ Matthew Whalen
                                            --------------------------------
                                        Name: Matthew Whalen
                                        Title: President

Date: January 14, 2004

                                  EXHIBIT INDEX

Exhibit No.                                Description                                     Page No.
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4.1             Pooling and Servicing Agreement, dated as of December 1, 2003, among
                Merrill Lynch Mortgage Investors, Inc., as Depositor, Ocwen Federal
                Bank FSB, as Servicer, GreenPoint Mortgage Funding Inc., as Servicer
                and Wells Fargo Bank Minnesota, National Association, as Trustee.

99.1            Mortgage Loan Sale and Assignment Agreement, dated as of December 1,
                2003, between Terwin Advisors LLC, as Seller and Merrill Lynch Mortgage
                Investors, Inc., as Purchaser.